SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2002

URS Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-7567 (Commission File No.)	94-1381538 (I.R.S. Employer Identification No.)

100 California Street, Suite 500,
San Francisco, California 94111-4529
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

The following exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Statement under oath of Principal Executive Officer, Martin M. Koffel, in response to the Securities and Exchange Commission’s order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460)

99.2	Statement under oath of Principal Financial Officer, Kent P. Ainsworth, in response to the Securities and Exchange Commission’s order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460)

Item 9. Regulation FD Disclosure.

On September 9, 2002, the URS Corporation’s Principal Executive Officer, Martin M. Koffel, and Principal Financial Officer, Kent P. Ainsworth, submitted their statements under oath in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

URS CORPORATION

Dated: September 9, 2002	By:	/s/ Kent Ainsworth

Kent P. Ainsworth Executive Vice President Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Statement under oath of Principal Executive Officer, Martin M. Koffel, in response to the Securities and Exchange Commission’s order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460)

99.2	Statement under oath of Principal Financial Officer, Kent P. Ainsworth, in response to the Securities and Exchange Commission’s order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460)